EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     OF AMBER RESOURCES COMPANY OF COLORADO
                       PURSUANT TO 18 U.S.C. SECTION 1350

     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Amber Resources Company of Colorado for the period ended June 30, 2008:

     (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Amber Resources Company of Colorado.




/s/ Roger A. Parker
Roger A. Parker
Chief Executive Officer

August 14, 2008


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Amber Resources Company of Colorado and will be retained by Amber Resources Company of Colorado and furnished to the Securities and Exchange Commission upon request.